                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:    November 17, 2010

Issuer Name and Ticker or Trading     Crosstex Energy, L.P. [XTEX]
Symbol:

Designated Filer:                     GSO Crosstex Holdings LLC

Other Joint Filers:                   Blackstone / GSO Capital Solutions Fund LP
                                      Blackstone / GSO Capital Solutions Associates LLC
                                      GSO Special Situations Fund LP
                                      GSO Capital Partners LP
                                      GSO Advisor Holdings L.L.C.
                                      GSO Holdings I LLC
                                      Blackstone Holdings I L.P.
                                      Blackstone Holdings I/II GP Inc.
                                      The Blackstone Group L.P.
                                      Blackstone Group Management L.L.C.
                                      Mr. Stephen A. Schwarzman
                                      Bennett J. Goodman
                                      J. Albert Smith III
                                      Douglas I. Ostrover

Addresses:                            The address of the principal business
                                      and principal office of each of GSO
                                      Crosstex Holdings LLC, Blackstone/GSO
                                      Capital Solutions Fund LP,
                                      Blackstone/GSO Capital Solutions
                                      Associates LLC, GSO Special Situations
                                      Fund LP, GSO Capital Partners LP, GSO
                                      Advisor Holdings L.L.C., GSO Holdings I
                                      LLC, Bennett J. Goodman, J. Albert
                                      Smith III and Douglas I. Ostrover is
                                      280 Park Avenue, New York, NY 10017.

                                      The address of the principal business
                                      and principal office of each of
                                      Blackstone Holdings I L.P., Blackstone
                                      Holdings I/II GP Inc., The Blackstone
                                      Group L.P., Blackstone Group Management
                                      L.L.C. and Mr. Stephen A. Schwarzman
                                      is c/o The Blackstone Group,
                                      345 Park Avenue, New York, NY 10154.

Signatures:
Dated: December 1, 2010               GSO Crosstex Holdings LLC

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Authorized Person

                                      Blackstone / GSO Capital Solutions
                                      Fund LP

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Authorized Person

                                      Blackstone / GSO Capital Solutions
                                      Associates LLC

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Authorized Person

                                      GSO Special Situations Fund LP

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Authorized Person

                                      GSO Capital Partners LP

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Authorized Person

                                      GSO Advisor Holdings L.L.C.

                                      By: /s/John G. Finley
                                          --------------------------------------
                                      Name: John G. Finley
                                      Title: Authorized Person

                                      GSO Holdings I LLC

                                      By: /s/John G. Finley
                                          -------------------------------------
                                      Name: John G. Finley
                                      Title: Authorized Person

                                      Blackstone Holdings I L.P.

                                      By: /s/John G. Finley
                                          --------------------------------------
                                      Name: John G. Finley
                                      Title: Authorized Person

                                      Blackstone Holdings I/II GP Inc.

                                      By: /s/John G. Finley
                                          --------------------------------------
                                      Name: John G. Finley
                                      Title: Authorized Person

                                      The Blackstone Group L.P.

                                      By: /s/John G. Finley
                                          --------------------------------------
                                      Name: John G. Finley
                                      Title: Authorized Person

                                      Blackstone Group Management L.L.C.

                                      By: /s/John G. Finley
                                          --------------------------------------
                                      Name: John G. Finley
                                      Title: Authorized Person

                                      Mr. Stephen A. Schwarzman

                                      By: /s/Stephen A. Schwarzman
                                          --------------------------------------
                                      Name: Stephen A. Schwarzman

                                      Bennett J. Goodman

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Attorney-in-Fact

                                      J. Albert Smith III

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Attorney-in-Fact

                                      Douglas I. Ostrover

                                      By: /s/Marisa Beeney
                                          --------------------------------------
                                      Name: Marisa Beeney
                                      Title: Attorney-in-Fact